POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, and ERIC A. MONTIZAMBERT, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2015 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, we have signed these presents this 2nd day of February, 2016.

/s/ LEWIS CHEW	/s/ RICHARD A. MESERVE
Lewis Chew	Richard A. Meserve
/s/ ANTHONY F. EARLEY, JR.	/s/ FORREST E. MILLER
Anthony F. Earley, Jr.	Forrest E. Miller
/s/ FRED J. FOWLER	/s/ ROSENDO G. PARRA
Fred J. Fowler	Rosendo G. Parra
/s/ MARYELLEN C. HERRINGER	/s/ BARBARA L. RAMBO
Maryellen C. Herringer	Barbara L. Rambo
/s/ RICHARD C. KELLY	/s/ ANNE SHEN SMITH
Richard C. Kelly	Anne Shen Smith
/s/ ROGER H. KIMMEL	/s/ BARRY LAWSON WILLIAMS
Roger H. Kimmel	Barry Lawson Williams

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, and ERIC A. MONTIZAMBERT, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Annual Report on Form 10-K for the year ended December 31, 2015 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, we have signed these presents this 2nd day of February, 2016.

/s/ LEWIS CHEW	/s/ FORREST E. MILLER
Lewis Chew	Forrest E. Miller
/s/ ANTHONY F. EARLEY, JR	/s/ ROSENDO G. PARRA
Anthony F. Earley, Jr.	Rosendo G. Parra
/s/ FRED J. FOWLER	/s/ BARBARA L. RAMBO
Fred J. Fowler	Barbara L. Rambo
/s/ MARYELLEN C. HERRINGER	/s/ ANNE SHEN SMITH
Maryellen C. Herringer	Anne Shen Smith
/s/ RICHARD C. KELLY	/s/ NICKOLAS STAVROPOULOS
Richard C. Kelly	Nickolas Stavropoulos
/s/ ROGER H. KIMMEL	/s/ BARRY LAWSON WILLIAMS
Roger H. Kimmel	Barry Lawson Williams
/s/ RICHARD A. MESERVE	/s/ GEISHA J. WILLIAMS
Richard A. Meserve	Geisha J. Williams